SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                              AXP Bond Fund, Inc.
                        AXP California Tax-Exempt Trust
                            AXP Discovery Fund, Inc.
                          AXP Equity Select Fund, Inc.
                          AXP Extra Income Fund, Inc.
                         AXP Federal Income Fund, Inc.
                            AXP Global Series, Inc.
                            AXP Growth Series, Inc.
                      AXP High Yield Tax-Exempt Fund, Inc.
                          AXP International Fund, Inc.
                          AXP Investment Series, Inc.
                            AXP Managed Series, Inc.
                       AXP Market Advantage Series, Inc.
                         AXP Money Market Series, Inc.
                         AXP New Dimensions Fund, Inc.
                           AXP Partners Series, Inc.
                    AXP Partners International Series, Inc.
                         AXP Precious Metals Fund, Inc.
                           AXP Progressive Fund, Inc.
                            AXP Selective Fund, Inc.
                      AXP Special Tax-Exempt Series Trust
                              AXP Stock Fund, Inc.
                           AXP Strategy Series, Inc.
                          AXP Tax-Exempt Series, Inc.
                         AXP Tax-Free Money Fund, Inc.
                        AXP Utilities Income Fund, Inc.
                  AXP Variable Portfolio - Income Series, Inc.
                AXP Variable Portfolio - Investment Series, Inc.
                 AXP Variable Portfolio - Managed Series, Inc.
               AXP Variable Portfolio - Money Market Series, Inc.
                 AXP Variable Portfolio - Partners Series, Inc.
                           IDS Life Series Fund, Inc.
                        IDS Life Variable Annuity Fund A
                        IDS Life Variable Annuity Fund B
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregated value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

      Form of Screen Script to Registered Shareholder Internet Voting Site
                             American Express Funds
                [upon login to americanexpress.com/proxyvoting]
                               -------------------------------

                                    Screen 1

Home                              Customer Service | Site [             ] Search
                                                Directory
(logo)
AMERICAN
EXPRESS

         Financial Services                                               Help
--------                   --------------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement


You can now submit your voting instructions online. To do so, please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your voting instruction card and is identified as Control Number. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
Enter Control Number here:     [     ]-[    ]-[   ]-[      ]  Continue
--------------------------------------------------------------------------------

    Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of techincal difficulties, you should refer to your
                     Proxy Package for other voting options.

                                     (logo)
                                    VeriSign
                                     Secure
                                      Site
                                 Click to verify

         (C)2001 PROXY DIRECT((TM)) - Service of ALAMO Direct Mail Svcs,
                            Inc. All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

--------------------------------------------------------------------------------

        View Corporate Entities and Important Disclosures, Web Site Rules
               and Regulations, Trademarks and Privacy Statement.
           Copyright(C)1995-2002 American Express Company. All Rights
         Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and Regulations.

                                    Screen 2
                             Proxy Voting (Card #1)


Home                              Customer Service | Site [             ] Search
                                                Directory
(logo)
AMERICAN
EXPRESS

         Financial Services                                               Help
--------                   --------------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

Shareholder:      SAMPLE CARD FOR
                  AXP VP [FUND]
                  [ADDRESS]
                  [CITY, STATE, ZIP]
Account:          [ACCT #] / [CONTROL #}
Previous vote:    No Previous Vote Collected

                                           Mark All ->   ( Board Recommended )
          American Express Funds           Mark All -> (For) (Against) (Abstain)
--------------------------------------------------------------------------------
1.01   To elect Board members: Arne H. Carlson             o For    o Withhold
--------------------------------------------------------------------------------
1.02   To elect Board members: Philip J. Carroll, Jr.      o For    o Withhold
--------------------------------------------------------------------------------
1.03   To elect Board members: Livio D. DeSimone           o For    o Withhold
--------------------------------------------------------------------------------
1.04   To elect Board members: Barbara H. Fraser           o For    o Withhold
--------------------------------------------------------------------------------
1.05   To elect Board members: Ira D. Hall                 o For    o Withhold
--------------------------------------------------------------------------------
1.06   To elect Board members: Heinz F. Hutter             o For    o Withhold
--------------------------------------------------------------------------------
1.07   To elect Board members: Anne P. Jones               o For    o Withhold
--------------------------------------------------------------------------------
1.08   To elect Board members: Stephen R. Lewis, Jr.       o For    o Withhold
--------------------------------------------------------------------------------
1.09   To elect Board members: Alan G. Quasha              o For    o Withhold
--------------------------------------------------------------------------------
1.10   To elect Board members: Stephen W. Roszell          o For    o Withhold
--------------------------------------------------------------------------------
1.11   To elect Board members: Alan K. Simpson             o For    o Withhold
--------------------------------------------------------------------------------
1.12   To elect Board members: Alison Taunton-Rigby        o For    o Withhold
--------------------------------------------------------------------------------
1.13   To elect Board members: William F. Truscott         o For    o Withhold
--------------------------------------------------------------------------------
2a Amend the Articles of Incorporation/Declaration of Trust: To allow one vote/dollar instead of one vote/share.
--------------------------------------------------------------------------------
   ->    AXP VP [FUND]                               o For o Against o Abstain
--------------------------------------------------------------------------------
2b     Amend the Articles of Incorporation/Declaration of Trust:
       To change the name of the corporation.
--------------------------------------------------------------------------------
                                                     o For o Against o Abstain
--------------------------------------------------------------------------------
3 Approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.
--------------------------------------------------------------------------------
   ->    AXP VP [FUND]                               o For o Against o Abstain
--------------------------------------------------------------------------------
4a     Approve changes to the Investment Management Services Agreement:
       Add a performance incentive adjustment.
--------------------------------------------------------------------------------
   ->    AXP VP [FUND]                               o For o Against o Abstain
--------------------------------------------------------------------------------
4b     Approve changes to the Investment Management Services Agreement:
       Modify the performance incentive  adjustment calculation.
--------------------------------------------------------------------------------
                                                     o For o Against o Abstain
--------------------------------------------------------------------------------
4c     Approve changes to the Investment Management Services Agreement:
       Eliminate the performance incentive adjustment.
--------------------------------------------------------------------------------
                                                     o For o Against o Abstain
--------------------------------------------------------------------------------
4d     Approve changes to the Investment Management Services Agreement:
       Change the investment manager from IDS Life Insurance Company to
       American Express Financial Corporation.
--------------------------------------------------------------------------------
   ->    AXP VP [FUND]                               o For o Against o Abstain
--------------------------------------------------------------------------------
5      Change the fund's classification from diversified
       to non-diversified.                           o For o Against o Abstain
--------------------------------------------------------------------------------
6      Add a Plan and Agreement of Distribution.     o For o Against o Abstain
--------------------------------------------------------------------------------
7      Approve a Plan of Liquidation.                o For o Against o Abstain
--------------------------------------------------------------------------------
                                                             Voting Instructions

Enter your e-mail address here if you would like an e-mail confirmation of your
vote. [                        ]

If you would like to change your vote, please change responses as appropriate before submission.
                                            ( ) Cancel        ( ) Vote Now!


         (C)2001 PROXY DIRECT((TM)) - Service of ALAMO Direct Mail Svcs,
                            Inc. All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

--------------------------------------------------------------------------------

        View Corporate Entities and Important Disclosures, Web Site Rules
               and Regulations, Trademarks and Privacy Statement.
           Copyright(C)1995-2002 American Express Company. All Rights
         Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and Regulations.

                                    Screen 3
          Form of Email Confirmation of Internet Proxy Vote (Card #1)

From:  "Alamo Vote Confirmation" [voteconfirm@alamodirect.com] on
       [DATE/TIME]

Please respond to info@proxy-direct.com

To: [Shareholder]
cc:
Subject: Confirmation of Internet Proxy Vote

Your vote has been submitted to American Express Funds as follows:

Vote registered to Control Number [Control #] (sent to you in the mail on the proxy ballot)

1.01 To elect Board members:   Arne H. Carlson                 "your vote here"

1.02 To elect Board members:   Philip J. Carroll, Jr.          "your vote here"

1.03 To elect Board members:   Livio D. DeSimone               "your vote here"

1.04 To elect Board members:   Barbara H. Fraser               "your vote here"

1.05 To elect Board members:   Ira D. Hall                     "your vote here"

1.06 To elect Board members:   Heinz F. Hutter                 "your vote here"

1.07 To elect Board members:   Anne P. Jones                   "your vote here"

1.08 To elect Board members:   Stephen R. Lewis, Jr.           "your vote here"

1.09 To elect Board members:   Alan G. Quasha                  "your vote here"

1.10 To elect Board members:   Stephen W. Roszell              "your vote here"

1.11 To elect Board members:   Alan K. Simpson                 "your vote here"

1.12 To elect Board members:   Alison Taunton-Rigby            "your vote here"

1.13 To elect Board members:   William F. Truscott             "your vote here"

2a Amend the Articles of Incorporation/Declaration of Trust:

      To allow one vote/dollar instead of one vote/share.

    AXP VP [FUND]............................                   "your vote here"

2b Amend the Articles of                                        "your vote here"
Incorporation/Declaration of Trust: To
change the name of the corporation.

3 Approve a policy  authorizing  American Express  Financial
Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

    AXP VP [FUND]............................                   "your vote here"

4a Approve  changes to the  Investment  Management  Services
Agreement:Add a performance incentive adjustment.

    AXP VP [FUND]............................                   "your vote here"

4b Approve changes to the Investment                            "your vote here"
Management Services Agreement: Modify
the performance incentive adjustment
calculation.

4c Approve changes to the Investment                            "your vote here"
Management Services Agreement:
Eliminate the performance incentive
adjustment.

4d Approve  changes to the  Investment  Management  Services
Agreement:  Change  the  investment  manager  from  IDS Life
Insurance Company to American Express Financial Corporation.

    AXP VP [FUND]............................                   "your vote here"

5 Change the fund's classification from                         "your vote here"
diversified to non-diversified.

6 Add a Plan and Agreement of                                   "your vote here"
Distribution.

7 Approve a Plan of Liquidation.                                "your vote here"

                                    Screen 4
                             Proxy Voting (Card #2)

Home                              Customer Service | Site [             ] Search
                                                Directory
(logo)
AMERICAN
EXPRESS

         Financial Services                                               Help
--------                   --------------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

Shareholder:      SAMPLE CARD FOR
                  AXP INDEX [FUND]
                  [ADDRESS]
                  [CITY, STATE, ZIP]

Account:          [ACCT #] / [CONTROL #}
Previous vote:    No Previous Vote Collected

                                           Mark All ->   ( Board Recommended )
          American Express Funds           Mark All -> (For) (Against) (Abstain)
--------------------------------------------------------------------------------
   1   To approve an Agreement and Plan of Reorganization between the Fund and
       AXP S&P 500 Index Fund.                       o For o Against o Abstain
--------------------------------------------------------------------------------
2.01   To elect Board members: Arne H. Carlson             o For    o Withhold
--------------------------------------------------------------------------------
2.02   To elect Board members: Philip J. Carroll, Jr.      o For    o Withhold
--------------------------------------------------------------------------------
2.03   To elect Board members: Livio D. DeSimone           o For    o Withhold
--------------------------------------------------------------------------------
2.04   To elect Board members: Barbara H. Fraser           o For    o Withhold
--------------------------------------------------------------------------------
2.05   To elect Board members: Ira D. Hall                 o For    o Withhold
--------------------------------------------------------------------------------
2.06   To elect Board members: Heinz F. Hutter             o For    o Withhold
--------------------------------------------------------------------------------
2.07   To elect Board members: Anne P. Jones               o For    o Withhold
--------------------------------------------------------------------------------
2.08   To elect Board members: Stephen R. Lewis, Jr.       o For    o Withhold
--------------------------------------------------------------------------------
2.09   To elect Board members: Alan G. Quasha              o For    o Withhold
--------------------------------------------------------------------------------
2.10   To elect Board members: Stephen W. Roszell          o For    o Withhold
--------------------------------------------------------------------------------
2.11   To elect Board members: Alan K. Simpson             o For    o Withhold
--------------------------------------------------------------------------------
2.12   To elect Board members: Alison Taunton-Rigby        o For    o Withhold
--------------------------------------------------------------------------------
2.13   To elect Board members: William F. Truscott         o For    o Withhold
--------------------------------------------------------------------------------
   3   To approve an amendment to the Articles of
       Incorporation.                                o For o Against o Abstain
--------------------------------------------------------------------------------
                                                             Voting Instructions

Enter your e-mail address here if you would like an e-mail confirmation of your
vote. [                        ]

If you would like to change your vote, please change responses as appropriate before submission.
                                            ( ) Cancel        ( ) Vote Now!


         (C)2001 PROXY DIRECT((TM)) - Service of ALAMO Direct Mail Svcs,
                            Inc. All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

--------------------------------------------------------------------------------

        View Corporate Entities and Important Disclosures, Web Site Rules
               and Regulations, Trademarks and Privacy Statement.
           Copyright(C)1995-2002 American Express Company. All Rights
         Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and Regulations.

                                    Screen 5
           Form of Email Confirmation of Internet Proxy Vote (Card #2)

From:  "Alamo Vote Confirmation" [voteconfirm@alamodirect.com] on
       [DATE/TIME]

Please respond to info@proxy-direct.com

To: [Shareholder]
cc:
Subject: Confirmation of Internet Proxy Vote

Your vote has been submitted to American Express Funds as follows:

Vote registered to Control Number [CONTROL #] (sent to you in the mail on the proxy ballot)

   1 To  approve  an  Agreement  and Plan of  Reorganization
     between  the Fund and AXP  S&P 500  Index                 "your vote here"

2.01 To elect Board members:   Arne H. Carlson                 "your vote here"

2.02 To elect Board members:   Philip J. Carroll, Jr.          "your vote here"

2.03 To elect Board members:   Livio D. DeSimone               "your vote here"

2.04 To elect Board members:   Barbara H. Fraser               "your vote here"

2.05 To elect Board members:   Ira D. Hall                     "your vote here"

2.06 To elect Board members:   Heinz F. Hutter                 "your vote here"

2.07 To elect Board members:   Anne P. Jones                   "your vote here"

2.08 To elect Board members:   Stephen R. Lewis, Jr.           "your vote here"

2.09 To elect Board members:   Alan G. Quasha                  "your vote here"

2.10 To elect Board members:   Stephen W. Roszell              "your vote here"

2.11 To elect Board members:   Alan K. Simpson                 "your vote here"

2.12 To elect Board members:   Alison Taunton-Rigby            "your vote here"

2.13 To elect Board members:   William F. Truscott             "your vote here"

   3 To approve an amendment to the Articles of                "your vote here"
     Incorporation.

                                    Screen 6
                             Proxy Voting (Card #3)

Home                              Customer Service | Site [             ] Search
                                                Directory
(logo)
AMERICAN
EXPRESS

         Financial Services                                               Help
--------                   --------------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

Shareholder:      SAMPLE CARD FOR
                  IDS LIFE [FUND]
                  [ADDRESS]
                  [CITY, STATE, ZIP]

Account:          [ACCT #] / [CONTROL #}
Previous vote:    No Previous Vote Collected

                                           Mark All ->   ( Board Recommended )
       IDS Life Funds                      Mark All -> (For) (Against) (Abstain)
--------------------------------------------------------------------------------
1.01   To elect Board members: Gumer C. Alvero.        o For o Withhold
--------------------------------------------------------------------------------
1.02   To elect Board members: Timothy V. Bechtold.    o For o Withhold
--------------------------------------------------------------------------------
1.03   To elect Board members: Rodney P. Burwell.      o For o Withhold
--------------------------------------------------------------------------------
1.04   To elect Board members: Jean B. Keffeler.       o For o Withhold
--------------------------------------------------------------------------------
1.05   To elect Board members: Thomas R. McBurney.     o For o Withhold
--------------------------------------------------------------------------------
 2.0   To ratify the selection of independent
       auditors.                                       o For o Against o Abstain
--------------------------------------------------------------------------------
 3.0   To approve an amendment to the Articles of
       Incorporation to allow one vote/dollar
       instead of one vote/share.                      o For o Against o Abstain
--------------------------------------------------------------------------------
 4.0   To approve changes to the Investment
       Management Services Agreement.                  o For o Against o Abstain
--------------------------------------------------------------------------------
 5.0   To approve a policy  authorizing AEFC, subject
       to Board approval,  to retain  and  replace
       subadvisers,  or to modify  subadvisory
       agreements,   without  shareholder
       approval.                                       o For o Against o Abstain
--------------------------------------------------------------------------------
                                                             Voting Instructions

Enter your e-mail address here if you would like an e-mail confirmation of your
vote. [                        ]

If you would like to change your vote, please change responses as appropriate before submission.
                                            ( ) Cancel        ( ) Vote Now!


         (C)2001 PROXY DIRECT((TM)) - Service of ALAMO Direct Mail Svcs,
                            Inc. All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

--------------------------------------------------------------------------------

        View Corporate Entities and Important Disclosures, Web Site Rules
               and Regulations, Trademarks and Privacy Statement.
           Copyright(C)1995-2002 American Express Company. All Rights
         Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and Regulations.

                                    Screen 7
           Form of Email Confirmation of Internet Proxy Vote (Card #3)

From:  "Alamo Vote Confirmation" [voteconfirm@alamodirect.com] on
       [DATE/TIME]

Please respond to info@proxy-direct.com
To: [Shareholder]
cc:
Subject: Confirmation of Internet Proxy Vote

Your vote has been submitted to IDS Life Funds as follows:

Vote registered to Control Number [CONTROL #] (sent to you in the mail on the proxy ballot)

1.01 To elect Board members:   Gumer C. Alvero.      "your vote here"
1.02 To elect Board members:   Timothy V. Bechtold.  "your vote here"
1.03 To elect Board members:   Rodney P. Burwell.    "your vote here"
1.04 To elect Board members:   Jean B. Keffeler.     "your vote here"
1.05 To elect Board members:   Thomas R. McBurney.   "your vote here"
2.0 To ratify the selection
of independent auditors.                             "your vote here"

3.0 To approve an amendment                          "your vote here"
to the Articles of Incorporation
to allow one vote/dollar
instead of one vote/share.

4.0 To approve changes to the Investment
Management Services Agreement.                       "your vote here"

5.0 To approve a policy authorizing AEFC,            "your vote here"
subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

                                  ALAMO DIRECT
                       TOUCH-TONE TELEPHONE VOTING SCRIPT
                           STANDARD "ONE VOTE" SCRIPT

              (To be used for the AMEX Non-Merger Proxy w/o#12652
                         and AMEX Life Proxy w/o#12654)

OPENING:

When connected to the toll-free number 1-866-837-1891 , the shareholder will hear:

"Welcome! Please enter the control number located beneath the telephone number."

When the shareholder enters the control number, he/she will hear:

"This is the automated telephone voting site for the American Express Funds Proxy and the IDS Life Funds Proxy. This site only accepts shareholder voting of all holdings together on all proposals for the control number you have entered. If you want to vote on each proposal separately, please either vote by mail using the enclosed ballot and return envelope, or use the internet voting site."

"Please note on Proposal number 1, that an Abstain vote does not apply, so if you vote Abstain on All proposals during this call, Proposal number 1 will be voted as a Withhold vote for all Nominees."

The shareholder then hears:

To vote For All Proposals, as the Board recommends, press 1 now. To vote Against All Proposals, press 9 now. To vote Abstain on All Proposals, press 0 now.

After the shareholder votes:

If 1 was pressed: "Your votes have been cast as follows, For All"
If 9 was pressed: "Your votes have been cast as follows, Against All" If 0 was pressed: "Your votes have been cast as follows, Abstain All"

then you hear: "If this is correct press 1, if incorrect press 0"

If the shareholder presses 1, he/she will hear:

"Your votes have been saved. If you would like to submit another vote, press 1 now. To end this call press 0 now."

If the shareholder presses 0 to indicate an incorrect vote, he/she will hear:

"Your votes have been canceled. If you would like to submit another vote, press 1 now. To end this call, press 0 now."

If the shareholder elects to re-vote the cancelled vote or submit another vote, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call he/she will hear:

"Thank you for voting."

Call is terminated.

American Express Funds and IDS Life Funds - Inbound Phone Script

Good _____________ (morning, afternoon, evening), this is the American Express Funds and IDS Life Funds proxy services center, my name is ____________(first name), you are on a recorded line, how may I help you?

The shareholder is most likely calling in to ask you questions or to vote. They should have their proxy package handy. Ask them to read you the control number on their proxy card so you can identify what type of shareholder is calling in.

Address the shareholders needs, after you have answered their questions you may say: If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

If the shareholder is willing to vote over the phone continue as follows: This call is being recorded to ensure the accuracy of your vote.

May I please have your control number (that is the 14 digit control number printed on your proxy card).

May I please have your name, street address and the last four digits of your social security number?

The proposals have been reviewed by the Board and, after careful consideration, the Board recommends that you vote FOR each proposal. Would you like to vote FOR each proposal? If the shareholder does not wish to vote as the board recommends then ask them if they would like to vote on each individual proposal and review each proposal with them ( you may do this by clicking on your vote now link).

Your vote has been recorded. You have voted ______, is that correct?

In the next 72 hours a confirmation will be mailed to you.

Is there anything else today?

If the shareholder has a non related proxy question you may transfer them to American Express.

Can you please hold one minute and I will transfer your call to the American Express 800 line so your questions can be addressed.

If you receive a call that requires escalation to American Express or the shareholder has questions that are too technical in nature.

Please hold one minute and I will transfer you to Don Stauffer, a senior manager of the Product Team. If upon transfer, we reach a voice mail, I will be hanging up and you will need to leave a message for Don. Please be advised that Don will return your phone call within a 24 hour time period.

If the shareholder has a change of address:
We will record your change of address on our records for the purposes of the proxy mailing. However, in order to ensure that your address is updated on all American Express records, you will need to contact your Advisor or Plan Sponsor.

AMERICAN EXPRESS FUNDS and IDS LIFE FUNDS:
OUTBOUND PHONE SCRIPT

Introduction
Hello, my name is__________________, and I am calling on behalf of American Express Funds and IDS Life Funds. May I please speak with___________________?

Thank you for taking my call.

I am calling to let you know that a meeting will be held on November 13, 2002 for shareholders to vote on important issues. Before I continue, I'd like you to know this call is being recorded to ensure the accuracy of your vote.

Have your received your package of proxy materials?

Are you familiar with the proposals? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name, street address and the last four digits of your social security number?

The proposals have been reviewed by the Board and, after careful consideration, the Board recommends that you vote FOR each proposal. Would you like to vote FOR each proposal? If the shareholder does not wish to vote as the board recommends then ask them if they would like to vote on each individual proposal and review each proposal with them (you may do this by clicking on your vote now link).

Your vote has been recorded. You have voted________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

If the shareholder has a non-related proxy question you may transfer them to American Express:

Can you please hold one minute and I will transfer your call to the American Express 800 line so your questions can be addressed.

If you have a call that requires escalation to American Express or the shareholder has questions that are too technical in nature.

Please hold one minute and I will transfer you to Don Stauffer, a senior manager of the Product Team. If upon transfer, we reach a voice mail, I will be hanging up and you will need to leave a message for Don. Please be advised that Don will return your phone call within a 24 hour time period.

Q&A for non-merger proxy

Q: What am I allowed to say to clients if they call with questions about the proxy items?

A:

o    You should encourage clients to vote promptly.

o You are allowed to explain the proxy items in greater detail if clients are confused about the meaning of any of the proposed changes.

o    You may indicate that the Funds' Boards recommend a vote FOR these items.

However, per SEC regulations, you are not allowed to provide personal or otherwise separate opinion as to the merit of these proposals.

Q. When will the results of the votes be known and how will shareholders and advisors learn of the results?

A. The results of the shareholder meetings will be communicated to existing shareholders in the next annual or semiannual report sent to them following the meeting date (Nov. 13). New shareholders will learn of the changes through a prospectus supplement that will be issued at the conclusion of the shareholder meetings.

The results will be communicated to advisors in late November, following the shareholder meetings. Watch Advisor Connect News for details at that time.

Voting

Q: Why is the Board proposing a change from share-based to dollar-based voting?

A: A dollar-based system would allocate voting power more fairly - that is, in proportion to the value of each shareholder's investment.

Dollar-based voting is important when a fund is part of a corporation or trust that has more than one series and when a fund has more than one class of shares. Shareholders of each class vote separately on matters concerning only that class. Shareholders of a fund vote separately on matters concerning only that fund. Shareholders vote on an entity-wide basis on matters that affect the entity as a whole, such as electing the Board or amending the organizational document. Currently, under the organizational document, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the entity.

The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders. In the case where an entity has several series or funds, voting rights may have become disproportionate since the net asset value ("NAV") per share of the separate funds generally diverge over time. In the case where a fund has more than one class, voting rights may have become disproportionate because the NAV of the separate classes of the fund may also diverge over time.

For example, if the fund's shares are selling for $5 per share, a $1,000 investment will purchase 200 shares of the fund. If another fund has shares that are selling for $10 per share, that same $1,000 investment will purchase only 100 shares of that fund. The organizational document allows one vote for each share owned. Therefore, under the organizational document, when the shareholders of the entity vote together on an issue affecting the entity, a shareholder of the first fund has twice the votes of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The proposed change would match a shareholder's economic interest with the shareholder's voting power, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting power.

Retaining and Replacing Subadvisers

Q: Why do AEFC and the Board want to add, change, or replace subadvisers for mutual funds? Isn't it in the shareholders' best interest to have a voice in these matters?

A: Federal securities laws generally require that shareholders approve agreements with a fund's subadviser, as well as with the investment manager. Shareholder action also is required if the terms of existing agreements are materially changed or if there is a change in control of the subadviser. In order to obtain shareholder approval, the fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by AEFC regarding subadvisers. This approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes.

The Fund Board will still provide oversight of subadviser agreements should the proposal be approved. That is, under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. Within 90 days of a change to a subadvisory agreement, the fund will provide shareholders an information statement that contains substantially the same information that would be required to be sent in a proxy statement.

Performance Incentive Adjustment

Q: I thought the Performance Incentive Adjustment (PIA) was added to all our funds in 1999. Were some left out?

A: In 1999, the Boards and AEFC agreed in principle that all equity funds should have Performance Fees ("PIA"). However this agreement came too late in the process to be incorporated into the 1999 proxy statement for the VP funds; it was further agreed that the proposal would be brought to shareholders at the next opportunity. AXP Global Technology Fund (formerly known as AXP Innovations
Fund) had no outside shareholders at the time and was not otherwise included in proxy work in 1999. This proposal, to add PIA to six funds, represents closure on that agreement.

AEFC believes that adding Performance Incentive Adjustments is in the best interest of both current and future shareholders.

Q: How would PIA change under the proposed rules?

A: The current calculation is made by measuring the percentage difference over a rolling 12-month period between:

o the performance of one share of the fund (one Class A share for a fund with multiple classes) and

o the change in a designed Lipper Index of funds with similar investment objectives.

One percentage point is subtracted from the calculation and the result is multiplied by 0.01. For example, if the difference between the change in the fund's net asset value and the change in the Index for a comparison period is
2.38 percent, the adjustment would be 0.000138 (0.0238-0.01=0.0138 x 0.01 =
0.000138) times the fund's average net assets for the comparison period divided by 12.

Under the proposed Agreement, the fee will be adjusted based on the fund's performance compared to an index of similar funds. The PIA is determined by measuring the percentage difference over a rolling 12-month period between:

o the performance of one share of the fund (one Class A share for a fund with multiple classes) and

o the change in a designated Lipper Index (the "Index") of funds with similar investment objectives (the "Performance Difference")

and using the Performance Difference to determine the Adjustment Rate, described below. If the fund's performance is better than the Index, the fee paid to AEFC will increase. If the fund's performance is worse than the Index, the fee paid to AEFC will decrease.

                         Calculation of Adjustment Rate
--------------------------------------------------------------------------------
Performance Difference                     Adjustment Rate
--------------------------------------------------------------------------------
     0.00% - 0.50%                                0
--------------------------------------------------------------------------------
     0.50% - 1.00%    6 basis points times the Performance Difference over 0.50%
                      (maximum of 3 basis points if a 1% Performance Difference)
--------------------------------------------------------------------------------
     1.00% - 2.00%    3 basis points, plus 3 basis points times the Performance
                                        Difference over 1.00%
                       (maximum 6 basis points if a 2% Performance Difference)
--------------------------------------------------------------------------------
     2.00% - 4.00%    6 basis points, plus 2 basis points times the Performance
                                        Difference over 2.00%
                       (maximum 10 basis points if a 4% Performance Difference)
--------------------------------------------------------------------------------
     4.00% - 6.00%    10 basis points, plus 1 basis point times the Performance
                                        Difference over 4.00%
                       (maximum 12 basis points if a 6% Performance Difference)
--------------------------------------------------------------------------------
     6.00% or more                         12 basis points
--------------------------------------------------------------------------------

For example, if the Performance Difference is 2.38%, the Adjustment Rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% Performance Difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the

Adjustment Rate is 0.00068. The maximum Adjustment Rate is 0.00120 per year (except for VP-Managed, the maximum Adjustment Rate is 0.00080 per year).

Below is a table demonstrating in further detail how the PIA would change based on the percentage by which a product over- or underperforms its benchmark index.

                 Difference Between Current PIA and Proposed PIA
------------------ ------------------------------ -----------------------------
   Performance            Current PIA                   Proposed PIA
   Difference            (basis points)                 (basis points)
------------------ ------------------------------ -----------------------------
       0.0%                    0                              0
------------------ ------------------------------ -----------------------------
       0.5%                    0                              0
------------------ ------------------------------ -----------------------------
      0.75%                    0                             1.5
------------------ ------------------------------ -----------------------------
       1.0%                    0                             3.0
------------------ ------------------------------ -----------------------------
       1.5%                   0.5                            4.5
------------------ ------------------------------ -----------------------------
       2.0%                   1.0                            6.0
------------------ ------------------------------ -----------------------------
       2.5%                   1.5                            7.0
------------------ ------------------------------ -----------------------------
       3.0%                   2.0                            8.0
------------------ ------------------------------ -----------------------------
       3.5%                   2.5                            9.0
------------------ ------------------------------ -----------------------------
       4.0%                   3.0                           10.0
------------------ ------------------------------ -----------------------------
       4.5%                   3.5                           10.5
------------------ ------------------------------ -----------------------------
       5.0%                   4.0                           11.0
------------------ ------------------------------ -----------------------------
       5.5%                   4.5                           11.5
------------------ ------------------------------ -----------------------------
       6.0%                   5.0                           12.0
------------------ ------------------------------ -----------------------------
       7.0%                   6.0                           12.0
------------------ ------------------------------ -----------------------------
       8.0%                   7.0                           12.0
------------------ ------------------------------ -----------------------------
       9.0%                   8.0                           12.0
------------------ ------------------------------ -----------------------------
      10.0%                   9.0                           12.0
------------------ ------------------------------ -----------------------------
      11.0%                   10.0                          12.0
------------------ ------------------------------ -----------------------------
      12.0%                   11.0                          12.0
------------------ ------------------------------ -----------------------------
 13.0% and higher             12.0                          12.0
------------------ ------------------------------ -----------------------------

The first adjustment will be made on June 1, 2003 and will cover the six-month period beginning December 1, 2002. The comparison period will increase by one month each month until it reaches 12 months.

AEFC believes that the modified calculation will provide a better alignment between the interests of the fund shareholders and AEFC. If the proposed Agreement is approved by shareholders, for a period of 6 months from the date of implementation of the proposed Agreement, the PIA will be calculated based on the lesser of the amount due under the current Agreement or the amount due under the proposed Agreement.

Change of classification

Q: What does it mean to change AXP Global Technology's classification from diversified to non-diversified?

A: Currently, the fund is a diversified fund which means that the fund may not invest more than 5% of its total assets in the securities of any one company, government or political subdivision, although up to 25% of the fund's total assets may be invested without regard to the 5% limitation. In addition, the fund may not purchase more than

10% of the outstanding voting securities of any one issuer. There are a limited number of issuers in the technologies industry. Because of the limited number of issuers whose securities meet the fund's investment objective, it has become increasingly difficult to manage the fund as it increases in size.

In order to provide the portfolio manager with more flexibility in investing the fund's assets, AEFC has proposed that the fund's classification be changed from diversified to non-diversified. This means the fund would not be subject to the limitations described above, although it still would be subject to diversification requirements under federal tax law. The fund would be able to concentrate its investments in the securities of only a few companies. As a result, the fund would have more risk than funds with broader diversification. This is because the fund may have a higher percentage of its assets invested in the securities of a single issuer. If that investment does not perform as well as expected, the consequences to the fund would be more pronounced than if the fund had limited its investment to 5% of its assets.

Adding a Distribution Plan

Q: Why does the Board want to add a distribution plan (which would increase fees by 0.10%) to A and B shares of AXP Cash Management Fund and AXP Tax-Free Money Fund?

A:  In support of its recommendation, AEFA made the following observations:

o AEFA has begun offering several cash options and AEFA advisors should be compensated similarly for each option

o the fund's current pricing structure leaves it at a competitive disadvantage to similar products that generally have distribution or shareholder service fees

o    growth of the fund's assets is crucial to long term success

Fees paid to AEFA under the Distribution Plan may be used for distribution activities and for shareholder service related activities. Distribution activities are primarily intended to result in sales of fund shares and include advertising, compensation and expenses of financial advisors or other sales and marketing personnel; printing and mailing of prospectuses to prospective investors, printing and mailing of sales literature. Services provided under this Distribution Plan are intended to help shareholders thoughtfully consider their investment goals and monitor the progress they are making in achieving those goals. Shareholder service-related activities include, among other things, ongoing interactions between financial advisors and shareholders, shareholder communications and shareholder seminars.

In considering the adoption of the Distribution Plan, the Board considered the potential costs and benefits of the Distribution Plan, including:

o    the increase in expenses

o AEFA's statement that it needs the revenue to compensate financial advisors, broker-dealers and other financial intermediaries for distribution and service-related activities at competitive levels to assure the scope and quality of services expected by shareholders

The Board reviewed the fund's expense ratios, the level to which the expense ratios will increase as a result of adopting the Distribution Plan, the relationship of the fee to the overall expense ratio of the fund and how the overall expense ratio compares to expense ratios of comparable funds with which the fund competes. The Board concluded that there is a reasonable likelihood that the Distribution Plan will benefit the fund and its shareholders.

Q: How will expenses change if the Distribution Plan is approved?

A: Expenses will increase according to the following schedule:

                           Proposed Distribution Plan
                   (as a percent of average daily net assets)
--------------- ----------------------------- -----------------------------
Fund              Current Distribution Plan    Proposed Distribution Plan
--------------- ----------------------------- -----------------------------
Cash Management
--------------- ----------------------------- -----------------------------
 - Class A                   None                        0.10%
--------------- ----------------------------- -----------------------------
 - Class B                  0.75%                        0.85%*
--------------- ----------------------------- -----------------------------
Tax Free Money               None                        0.10%
--------------- ----------------------------- -----------------------------
* The 0.85% fee will be composed of the current 12b-1 fee of 0.75% and a new shareholder service fee of 0.10%.

Liquidation proposal

Q: Why is the Board recommending the liquidation of AXP International Equity Index Fund?

A: Notwithstanding the marketing of the fund's shares, the fund has been unable to attract sufficient assets to operate effectively without significant expense subsidization. Since commencement of operations, AEFC has waived all or a portion of its fees and assumed a significant portion of the expenses of the fund.

AEFC has committed to continue capping fees through January 31, 2003, although the waiver can be discontinued at any time after that. AEFC does not expect to waive fees indefinitely and, without continued fee waivers or growth in assets, the fund's expense ratio would likely exceed those of many other funds with similar investment objectives. This could have an adverse impact on the fund's performance. As a result, it is possible that the fund's asset base will decline and the fund's expense ratio will rise even higher as fixed costs are spread over a shrinking asset base.

Q:  Is this liquidation a taxable event?

A: Yes. Each shareholder who receives a liquidating distribution will recognize taxable gain or loss for federal income tax purposes equal to any difference between the amount of the distribution over the shareholder's tax basis in fund shares. Assuming that the shareholder holds the shares as capital assets, the gain or loss will be a capital gain or loss and will be a long-term or short-term capital gain or loss depending on the shareholder's holding period for the shares.

The tax consequences discussed may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact of receiving the liquidating distribution as discussed above, including any state or local tax consequences.

Merger proxy Q&A

Q: What am I allowed to say to clients if they call with questions about the proxy items?

A:

o    You should encourage clients to vote promptly.

o You are allowed to explain the proxy items in greater detail if clients are confused about the meaning of any of the proposed changes.

o    You may indicate that the Funds' Boards recommend a vote FOR these items.

However, per SEC regulations, you are not allowed to provide personal or otherwise separate opinion as to the merit of these proposals.

Q. When will the results of the votes be known and how will shareholders and advisors learn of the results?

A. The results of the shareholder meetings will be communicated to existing shareholders in the next annual or semiannual report sent to them following the meeting date (Nov. 13). New shareholders will learn of the changes through a prospectus supplement that will be issued at the conclusion of the shareholder meetings.

The results will be communicated to advisors in late November, following the shareholder meetings. Watch Advisor Connect News for details at that time.

Merger

Q: Why are the Boards of AXP Total Stock Market Index Fund and AXP Nasdaq 100 Index Fund proposing to merge them into AXP S&P 500 Index Fund?

A: AXP Total Stock Market Index Fund and AXP Nasdaq 100 Index Fund have the same objective as AXP S&P 500 Index Fund: to seek to provide shareholders with long-term capital appreciation. While there are differences between these indexes and funds, there is also substantial overlap, as evidenced by the percentage of holdings they have in common.

                   Number of Holdings and Market Value of Fund
                        in Common with S&P 500 Index Fund
                              (as of June 30, 2002)
------------------------ -------------------------------- ---------------------
                             Number of Holdings                   Market
                                  in Common                      Value in
    Fund                                                          Common
------------------------ -------------------------------- ---------------------
Nasdaq 100 Index                   59/100                          75%
------------------------ -------------------------------- ---------------------
Total Stock Market Index          488/1963                         75%
------------------------ -------------------------------- ---------------------

AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund have been unable to attract sufficient assets to operate effectively without significant expense subsidization. Since commencement of operations, AEFC has been waiving a portion of its fees. AEFC has committed to continue capping fees for the funds through the end of the current fiscal year, although waivers can be discontinued at any time after that. AEFC does not expect to waive fees indefinitely and, without continued fee waivers or growth in assets, the funds' expense ratios would likely exceed those of many other funds with similar investment objectives. This could have an adverse impact on the funds' performance. As a result, it is possible that the funds' asset base will decline and the funds' expense ratio will rise even higher as fixed costs are spread over a shrinking asset base.

AXP S&P 500 Index Fund, on the other hand, has achieved viable size. Certain fixed shareholder expenses (such as accounting fees, printing costs and blue sky expenses) are expected to be lower for AXP S&P 500 Index Fund than they would be for the other funds if AEFC discontinued waiving fees. Thus, shareholders will experience lower per share fixed costs by holding shares of AXP S&P 500 Index Fund than they would if they continued to hold shares in AXP Nasdaq 100 Fund and AXP Total Stock Market Index Fund.

Will there be any tax consequences for shareholders when the merger occurs?

A: The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from the law firm of Ropes & Gray.

As a shareholder of AXP Nasdaq 100 Index Fund or AXP Total Stock Market Index Fund, what do I have to do?

A: The Funds' Boards recommend that you vote for the Reorganization proposal. Assuming the proposal is approved, no further action is necessary on the part of shareholders. The Reorganization will take place as soon as all regulatory approvals are received, but may occur on any later date agreed to by the funds.

Voting

Q:  Why is the Board proposing a change from share-based to dollar-based voting?

A: A dollar-based system would allocate voting power more fairly - that is, in proportion to the value of each shareholder's investment.

Dollar-based voting is important when a fund is part of a corporation that has more than one series and when a fund has more than one class of shares. Shareholders of each class vote separately on matters concerning only that class. Shareholders of a fund vote separately on matters concerning only that fund. Shareholders vote on an entity-wide basis on matters that affect the corporation as a whole, such as electing the Board or amending the articles of incorporation. Currently, under the articles of incorporation, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the corporation.

The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders. In the case where an entity has several series or funds, voting rights may have become disproportionate since the net asset value ("NAV") per share of the separate funds generally diverge over time. In the case where a fund has more than one class, voting rights may have become disproportionate because the NAV of the separate classes of the fund may also diverge over time.

For example, if the fund's shares are selling for $5 per share, a $1,000 investment will purchase 200 shares of the fund. If another fund has shares that are selling for $10 per share, that same $1,000 investment will purchase only 100 shares of that fund. The articles of incorporation allow one vote for each share owned. Therefore, under the articles of incorporation, when the shareholders of the corporation vote together on an issue affecting the corporation, a shareholder of the first fund has twice the votes of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The proposed change would match a shareholder's economic interest with the shareholder's voting power, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting power.

Q&A for IDS Life Series Fund and IDS Life Variable Annuity Funds A&B proxy

Proposal 3 (Applies to:  IDS Life Series Fund)

Q: Why is the Board proposing a change from share-based to dollar-based voting?

A: A dollar-based system would allocate voting power more fairly - that is, in proportion to the value of each shareholder's investment.

The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders. In the case where a corporation has several series or funds, voting rights may have become disproportionate since the net asset value (NAV) per share of the separate funds generally diverge over time.

For example, if the fund's shares are selling for $5 per share, a $1,000 investment will purchase 200 shares of the fund. If another fund has shares that are selling for $10 per share, that same $1,000 investment will purchase only 100 shares of that fund. The articles of incorporation allow one vote for each share owned. Therefore, under the articles of incorporation, when the shareholders of the corporation vote together on an issue affecting the corporation, a shareholder of the first fund has twice the votes of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The proposed change would match a shareholder's economic interest with the shareholder's voting power, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting power.

Proposal 4 (Applies to: all Funds)

Q: Why do IDS Life, AEFC, and the Board want to make changes to the investment management services agreement?

A: The fund pays fees to IDS Life under an Investment Management Services Agreement ("the Agreement") for conducting investment management services for the fund. The services performed include furnishing the fund investment advice, research and administrative services, such as clerical, bookkeeping and accounting services. Under an Investment Advisory Agreement, IDS Life pays AEFC a fee for investment advice. AEFC also executes purchases and sales and negotiates brokerage as directed by IDS Life.

IDS Life and AEFC have recommended that modifications be made to the existing Agreement to (a) combine all investment roles within AEFC under one contract and
(b) make a change to the expense allocation for Life Series Fund. All other terms of the proposed Agreement will remain the same as the current Agreement.

(a) Combine all investment roles within AEFC under one contract (Applies to: All Funds). Historically, the investment manager for the fund has been IDS Life. Under an Investment Advisory Agreement between IDS Life and AEFC, AEFC has served as investment adviser to the fund. IDS Life and AEFC now recommend that AEFC assume both the role of investment manager, currently held by IDS Life, and the role of investment adviser, currently held by AEFC. This will combine all investment roles within one entity and one contract. The change will not affect the management of the fund and will not change the management fees paid by the fund.

(b) Change to the Expense Allocation (Applies to: Life Series Fund). Part Three of the current Agreement provides that the fund will pay certain enumerated expenses and the investment manager will pay all other expenses associated with the services it provides under the terms of the Agreement. The fund proposes to add two provisions to Part Three of the Agreement to outline that the fund will pay: (1) for expenses incurred in connection with securities lending and (2) other expenses as approved by the Board.

Currently, the costs associated with lending the fund's portfolio securities are not specifically enumerated in the Agreement. The fund anticipates engaging in securities lending in the future and proposes to bear the costs associated with such lending. This will result in an increase in total annual operating expenses of the fund; although, it is anticipated that under normal circumstances this increase will be more than offset by the revenue generated by securities lending. In addition, the current Agreement states that the investment manager bears the cost of all extraordinary or non-recurring expenses not specifically described in the Agreement. These expenses cannot be anticipated in advance and are not reflected in the investment manager's compensation under the Agreement. To clarify who will pay for such expenses in the future, the fund has agreed to bear other expenses as approved by the Board. The proposed Agreement therefore includes the provisions that the fund will pay:

"p. Expenses incurred in connection with lending portfolio securities of the Fund.

q. Expenses properly payable by the Fund, approved by the Board of Directors."

Proposal 5 (Applies to: All Funds)

Q: Why do AEFC and the board want to add, change, or replace subadvisers for mutual funds? Isn't it in the shareholders' best interest to have a voice in these matters?

A: Federal securities laws generally require that shareholders approve agreements with a fund's subadviser, as well as with the investment manager. Shareholder action also is required if the terms of existing agreements are materially changed or if there is a change in control of the subadviser. In order to obtain shareholder approval, the fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by AEFC regarding subadvisers. This approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes.

The Fund Board will still provide oversight of subadviser agreements should the proposal be approved. That is, under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board.

Within 90 days of a change to a subadvisory agreement, the fund will provide shareholders an information statement that contains substantially the same information that would be required to be sent in a proxy statement.

Employee Communication

Proxy statements being sent to clients this week

Beginning on Sept. 14, proxy statements were mailed to all shareholders of record of American Express Funds, American Express VP Funds, and IDS Life Funds. This group includes American Express employees who hold the funds through the Incentive Savings Plan, or 401(k). If you receive a proxy statement, please take a few minutes to vote your shares.

The Board of Directors of American Express Funds is seeking shareholder approval for a number of initiatives pertaining to these products, including:

o    Election of Board members,

o    Changing voting procedures from a share-based to a dollar-based system,

o Authorizing American Express Financial Corporation (the funds' investment adviser), subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval,

o    Changing the method of calculating  the  Performance  Incentive  Adjustment
     (PIA) to the investment management fee (The PIA rewards the fund's investment adviser for performance above a Lipper index and reduces its compensation for performance that is below the index),

o Changing the classification of AXP Global Technology Fund from diversified to non-diversified,

o Adding a 0.10% distribution plan to AXP Cash Management Fund (Class A and B shares) and AXP Tax-Free Money Fund,

o    Approving a plan of liquidation for AXP International Equity Index Fund.

o Approving a merger of AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund into AXP S&P 500 Index Fund.

The Board of Directors of IDS Life Series Fund and IDS Life Variable Annuity Funds A and B are seeking shareholder approval for a number of initiatives pertaining to these products, including:

o    Election of Board members,

o    Ratifying the independent auditors for Life Series Fund,

o Changing voting procedures from a share-based to a dollar-based system for Life Series Fund,

o    Approving changes to the Investment Management Services Agreement, and

o Authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shareholders should receive these proxy statements, along with instructions for voting, within the next couple of weeks. A brief summary has been placed at the beginning of each proxy statement to provide an introduction to the process.

Here are a few basic questions shareholders may have:

Q: Why am I being asked to vote?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in these proxy statements. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number or responding by internet.

Q: Is my vote important?

Absolutely! While the Board has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (in most cases, 50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money - so please, vote immediately.

Q: What is being voted on?

At all regular meetings, shareholders elect Board members. Other proposals are specific to individual funds; see the appropriate proxy statement for more information.

Q: What do Board members do?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: How do I vote?

You can vote in one of four ways:

1.   By mail with the enclosed proxy card

2.   By telephone

3.   By web site

4.   In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

Q: Whom should I call if I have questions?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (866) 208-5310.

Note: The SEC does not allow employees or affiliates of American Express Financial Corporation to provide an opinion to shareholders regarding the merit of proxy proposals.

Key Proxy Dates

Sept. 14 - Record Date (shareholders as of this date are eligible to vote) Sept. 14 - Mailing of proxy statements begins
Nov. 13 - Shareholder Meeting

Employees with questions may use the resources listed above or send a Lotus Notes message to AEFA Communications.

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Advisor Communication

Proxy statements being sent to clients this week

Beginning on Sept. 14, proxy statements were mailed to all shareholders of record of American Express Funds, American Express VP Funds, and IDS Life Funds. This group includes American Express employees who hold the funds through the Incentive Savings Plan, or 401(k). If you receive a proxy statement, please take a few minutes to vote your shares.

The Board of Directors of American Express Funds is seeking shareholder approval for a number of initiatives pertaining to these products, including:

     o    Election of Board members,

     o Changing voting procedures from a share-based to a dollar-based system,

     o Authorizing American Express Financial Corporation (the funds' investment adviser), subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval,

     o Changing the method of calculating the Performance Incentive Adjustment (PIA) to the investment management fee (The PIA rewards the fund's investment adviser for performance above a Lipper index and reduces its compensation for performance that is below the index),

     o Changing the classification of AXP Global Technology Fund from diversified to non-diversified,

     o Adding a 0.10% distribution plan to AXP Cash Management Fund (Class A and B shares) and AXP Tax-Free Money Fund,

     o    Approving a plan of  liquidation  for AXP  International  Equity Index
          Fund.

     o Approving a merger of AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund into AXP S&P 500 Index Fund.

The Board of Directors of IDS Life Series Fund and IDS Life Variable Annuity Funds A and B are seeking shareholder approval for a number of initiatives pertaining to these products, including:

     o    Election of Board members,

     o    Ratifying the independent auditors for Life Series Fund,

     o Changing voting procedures from a share-based to a dollar-based system for Life Series Fund,

     o    Approving changes to the Investment Management Services Agreement, and

     o Authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shareholders should receive these proxy statements, along with instructions for voting, within the next couple of weeks. A brief summary has been placed at the beginning of each proxy statement to provide an introduction to the process.
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Here are a few basic questions shareholders may have:

Q: Why am I being asked to vote?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in these proxy statements. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number or responding by internet.

Q: Is my vote important?

Absolutely! While the Board has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (in most cases, 50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money - so please, vote immediately.

Q: What is being voted on?

At all regular meetings, shareholders elect Board members. Other proposals are specific to individual funds; see the appropriate proxy statement for more information.

Q: What do Board members do?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: How do I vote?

You can vote in one of four ways:

1.  By mail with the enclosed proxy card

2.  By telephone

3.  By web site

4.  In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

Q: Whom should I call if I have questions?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (866) 208-5310.

Note: The SEC does not allow employees or affiliates of American Express Financial Corporation to provide an opinion to shareholders regarding the merit of proxy proposals. If asked by a shareholder whether to vote for or against a proposal, you may simply state, "The Funds' Boards recommend a vote FOR each proposal." Use the more detailed Q&A (attached below) to answer specific questions.

Key Proxy Dates
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Sept. 14 - Record Date (shareholders as of this date are eligible to vote)

Sept. 14 - Mailing of proxy statements begins

Nov. 13 - Shareholder meeting

Late Nov./Early Dec. - announcement made on Advisor Connect regarding the status of proposals

If, after several weeks of voting, it appears that a quorum may not be attained, American Express Funds and/or its vendor may begin contacting shareholders asking them to vote. More information will be communicated later if this step proves necessary.

Contact

If clients are confused about voting procedures, you may refer them to Alamo Direct (the vendor administering the vote) at (866) 208-5310.

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Plan Sponsor Communication

This message is to inform you of an important event regarding the American Express mutual funds held within your plan. Later this month, you will be receiving voting materials for a fund proxy that encompasses our entire proprietary mutual fund line-up. The materials will include:

o    A set of instructions on how to complete the voting form
o    A proxy statement that gives a description of the proposals
o    A toll-free number for any additional questions
o    The proxy voting card

Upon receipt of the materials, we ask that you carefully read each proposal, record your votes and return the voting card per the instructions as soon as possible. Should you have questions on the material, you should direct your inquires to the 800 number provided in the proxy packet.

In accordance with SEC rules and regulations, American Express Financial Corporation and its employees may not instruct you how to vote on any of the proposals. However, we strongly encourage you to complete the proxy materials when you receive them, as your participation is vital in reaching resolution on these issues. Your Regional Director and Account Team representatives have been fully informed of this proxy and will also be available to answer your questions.

American Express thanks you in advance for your participation!